Property, Plant and Equipment	12 Months Ended
Mar. 31, 2015
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

7.  Property, Plant and Equipment

Property, plant and equipment consist of the following components:

			Machinery	Construction
(Millions of US dollars)			and	in
Cost or valuation:	Land	Buildings	Equipment	Progress [1]	Total
At 31 March 2013	$18.5	$210.2	$994.7	$61.1	$1,284.5
Additions	11.7	18.9	39.8	54.8	125.2
Disposals	-	-	(2.2)	-	(2.2)
Other [2]	(1.5)	(15.6)	(43.7)	(0.5)	(61.3)
Exchange differences	-	(1.0)	(27.5)	-	(28.5)

At 31 March 2014	$28.7	$212.5	$961.1	$115.4	$1,317.7
Additions [3]	41.5	30.2	72.7	133.5	277.9
Disposals [4]	-	(1.7)	(6.6)	-	(8.3)
Exchange differences	-	(1.2)	(52.6)	-	(53.8)

At 31 March 2015	$70.2	$239.8	$974.6	$248.9	$1,533.5

Accumulated depreciation:
At 31 March 2013	$-	$(85.2)	$(540.4)	$-	$(625.6)
Charge for the year	-	(9.1)	(52.2)	-	(61.3)
Disposals	-	-	1.5	-	1.5
Other [2]	-	12.4	40.0	-	52.4
Exchange differences	-	1.0	17.1	-	18.1

At 31 March 2014	$-	$(80.9)	$(534.0)	$-	$(614.9)
Charge for the year	-	(9.3)	(60.9)	-	(70.2)
Disposals [4]	-	0.8	6.3	-	7.1
Exchange differences	-	1.2	23.4	-	24.6

At 31 March 2015	$-	$(88.2)	$(565.2)	$-	$(653.4)

Net book amount:
At 31 March 2014	$28.7	$131.6	$427.1	$115.4	$702.8
At 31 March 2015	$70.2	$151.6	$409.4	$248.9	$880.1

1	Construction in progress is presented net of assets transferred into service.

2	Reflects the reclassification of the Blandon assets and Australian Pipes assets which were classified as held for sale and were recorded in Prepaid expenses and other current assets on the consolidated balance sheets at 31 March 2014 and 2015.

3	Includes US$1.7 million of capitalized interest for the year ended 31 March 2015.

4	This balance includes the accounting impact associated with the purchase of the Company’s previously leased facility at Rosehill.

Depreciation expense for the years ended 31 March 2015, 2014 and 2013 was US$70.2 million, US$61.3 million and US$60.0 million, respectively. Included in property, plant and equipment are restricted assets of AICF with a net book value of US$1.3 million and US$1.7 million as of 31 March 2015 and 2014, respectively.

Impairment of Long-Lived Assets

The Company performs an asset impairment review on a quarterly basis in connection with its assessment of production capabilities and the Company’s ability to meet market demand.

During the year ended 31 March 2013, the Company recorded asset impairment charges at a plant facility level of US$16.9 million in the USA and Europe Fibre Cement segment which is presented on the consolidated statement of operations and comprehensive income. During the fourth quarter of fiscal year 2013, the Company made the decision that it would not re-open its Blandon, Pennsylvania plant. As a result the Company recorded impairment charges of US$4.4 million for buildings, land and manufacturing equipment at the Blandon plant. The remaining impairment charges of US$12.5 million included US$2.8 million related to redundant equipment that is no longer utilized to manufacture products and US$9.7 million related to manufacturing equipment that is in the process of being replaced by plant and equipment with enhanced capability in order to expand production capacity in anticipation of the continued recovery in the US housing market. The estimated fair value for the impaired property, plant and equipment was based on a discounted cash flow analysis that considered, to the extent practicable, a market participant’s expectations and assumptions and the impaired assets’ highest and best use. During the years ended 31 March 2015 and 2014, there were no asset impairment charges at a plant level which were recorded.

The Company recorded US$3.7 million of impairment charges related to individual assets for the year ended 31 March 2015, which is included in Cost of goods sold on the consolidated statement of operations and comprehensive income. There were no impairment charges related to individual assets for the years ended 31 March 2014 and 2013.